Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 7, 2026, is between ERAYAK POWER SOLUTION GROUP INC., an exempted company incorporated under the laws of the Cayman Islands, with headquarters located at No. 528, 4th Avenue, Binhai Industrial Park, Wenzhou, Zhejiang Province, People’s Republic of China 325025 (the “Company”), and the investor as set forth on the signature page (each a “Buyer”).

WITNESSETH

WHEREAS, the Company and each Buyer desire to enter into this transaction for the Company to sell and the Buyer to purchase the Class A Ordinary Shares (as defined below) of the Company in reliance upon the exemption from registration afforded by Regulation S (the “Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase an aggregate of 5,000,000 of the Company’s Class A Ordinary Shares, of a par value of US$0.022 per share (the “Class A Ordinary Shares” or the “Securities”), at $0.08 per Class A Ordinary Share, for a total purchase price of up to $400,000 (the “Purchase Price”) in the respective amounts set forth on each Buyer’s signature page hereof (the “Subscription Amount”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF SECURITIES.

(a) Purchase of the Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company at the Closing (as defined below) Securities in amounts corresponding with the Subscription Amount set forth on each Buyer’s the signature page hereof.

(b) Closing Dates. The date and time of the closing of the purchase of Class A Ordinary Shares by the Buyer(s) (the “Closing”) shall be 10:00 a.m., New York time, within two (2) Business Days on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) (the “Closing Date”). As used herein, “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyer shall deliver to the Company such aggregate proceeds for the Class A Ordinary Shares to be issued and sold to such Buyer at such Closing, minus the fees to be paid directly from the proceeds of such Closing as set forth in a closing statement, and (ii) the Company shall issue and deliver to each Buyer, the number of Class A Ordinary Shares which such Buyer is purchasing at such Closing in amounts on such Buyer’s signature page hereof, duly executed on behalf of the Company, and (iii) each Buyer shall complete and deliver to the Company the Non-U.S. Person Certification (Regulation S) attached hereto as Exhibit A.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Organization: Authority. Such Buyer is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer.

(e) Non-U.S. Person; Regulation S. At the time that such Buyer was offered the Securities, such Buyer was not, and as of the date hereof is not, a “U.S. Person” within the meaning of Regulation S. Such Buyer is not acquiring the Securities for the account or benefit of any U.S. Person. At the time of the origination of contact concerning this Agreement and the date of execution and delivery of this Agreement, such Buyer was outside of the United States. Such Buyer has truthfully and accurately completed the Non-U.S. Person Certification (Regulation S) attached hereto as Exhibit A and hereby affirms such certification as of the date hereof. The Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein and in Exhibit A in order to determine the applicability of such exemptions from registration and the suitability of such Buyer to acquire the Securities.

(f) Regulation S Transfer Restrictions. Such Buyer understands and agrees that the Securities are being offered and sold in reliance on the exemption from registration provided by Regulation S. Such Buyer will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. After the expiration of the Restricted Period, such Buyer will offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in each case, in accordance with all applicable state and foreign securities laws. Such Buyer was not in the United States when this Agreement was executed, has not engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or hedging transaction with respect to the Securities. Neither such Buyer nor any person acting on its behalf has engaged, or will engage, in any directed selling efforts (as defined in Regulation S) to a U.S. Person with respect to the Securities, and such Buyer and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby makes the representations and warranties set forth below to The Buyer:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Class A Ordinary Shares), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Securities are duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance, the Securities, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Class A Ordinary Shares.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the memorandum of association, articles of association or other organizational documents of the Company or any of its Subsidiaries, or any shares, capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the Nasdaq (the “Principal Market”) and including all applicable laws, rules and regulations of the Cayman Islands) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e) Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Class A Ordinary Shares in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the shareholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Equity Capitalization.

(i) Authorized and Outstanding Ordinary Shares. The Company is authorized to issue 9,000,000,000 Class A Ordinary Shares and 1,000,000,000 Class B Ordinary Shares, each with a par value of US$0.022 per share. As of April 6, 2026, there were 4,784,740 Class A Ordinary Shares and 40,910 Class B Ordinary Shares issued and outstanding.

(ii) Valid Issuance; Available Shares. All of such issued and outstanding shares are duly authorized and have been validly issued and are fully paid and non-assessable (which, as a matter of Cayman Islands law, means that no further sums are required to be paid by the holders thereof in connection with the issue of such Class A Ordinary Shares).

(g) Private Placement. The Class A Ordinary Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The offer and sale of the Securities to each Buyer pursuant to this Agreement is exempt from the registration requirements of the Securities Act pursuant to Regulation S. The Company has not taken any action that would cause the loss of the Regulation S exemption from the registration requirements of the Securities Act. Neither the Company nor, to the knowledge of the Company, any person acting on its behalf has engaged in any directed selling efforts (as defined in Regulation S) in the United States with respect to the Securities. The Company is conducting the offering of the Securities outside the United States to persons who are not U.S. Persons in reliance on Regulation S. Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising in the United States in connection with the offer or sale of any of the Securities. The Securities have not been and are not being registered under the Securities Act, and, unless so registered, may not be offered, sold, pledged or otherwise transferred in the United States or to or for the account or benefit of a U.S. Person except pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with all applicable state and foreign securities laws.

(h) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has filed or will file, as applicable, a Form 6-K with the Commission disclosing the transactions contemplated by this Agreement, which filing shall be deemed a “Transaction Document” for purposes hereof.

4. COVENANTS.

(a) Reporting Status. The Company shall use its best efforts to file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b) Use of Proceeds. The Company shall use the proceeds from this offering for working capital and general corporate purposes as described in this Agreement.

(c) Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Class A Ordinary Shares (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the Class A Ordinary Shares are then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Securities from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Class A Ordinary Shares on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

(d) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Class A Ordinary Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Class A Ordinary Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds.

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

6. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase its Class A Ordinary Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer such aggregate principal amount of Securities as set forth thereof.

(b) The Class A Ordinary Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

(c) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

7. TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 7 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Securities shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

8. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next-day international delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	Erayak Power Solution Group Inc. Attn: Lingyi Kong
No. 528, 4th Avenue Binhai Industrial Park Wenzhou, Zhejiang Province People’s Republic of China 325025
Telephone: +86-577-86829999
Email: corykong@erayaktech.com

If to a Buyer, to its address and e-mail address as set forth on the signature page hereof, or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ERAYAK POWER SOLUTION GROUP INC.

By:
Name:	Lingyi Kong
Title:	Chairman of the Board of Directors and Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

(Amount of Subscription in USD)	(Name of Buyer – Please type or print)

(Signature and, if applicable, Office)

(Address of Buyer)

(City, State/Province, Zip code/Postal Code of Buyer)

(Country of Buyer)

(Email Address of Buyer)

Exhibit A

ERAYAK POWER SOLUTION GROUP INC.

NON-U.S. PERSON CERTIFICATION

Regulation S Exemption. The undersigned understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities.

In this regard, the undersigned specifically represents, warrants and agrees that:

(i) The undersigned is not a U.S. Person (as defined below), is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company, and is not acquiring the Securities for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

1.	any natural person resident in the United States of America;

2.	any partnership or corporation organized or incorporated under the laws of the United States of America; any estate of which any executor or administrator is a U.S. person;

3.	any trust of which any trustee is a U.S. person;

4.	any agency or branch of a foreign entity located in the United States of America;

5.	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

6.	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

7.	any partnership or corporation if:

1.	organized or incorporated under the laws of any foreign jurisdiction; and

2.	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

Initial(s)

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

Initial(s)

(iii) The undersigned will not, during the period commencing on the date of issuance of any Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

Initial(s)

(iv) The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

Initial(s)

(v) The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

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(vi) Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

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(viii) Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The undersigned agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

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